Exhibit 99.1
Roger S. Meek
Certified Public Accountant
2920 EastTex Freeway
Beaumont, Texas 77703
                February 20, 2008
John Maxwell
FirstPlus Financial Group Inc.
122 John Carpenter Freeway Suite 450
Irving, TX 75039
 Dear John:
I will be eligible for retirement as of March 1, 2008. I have elected to cut back on activities. I have elected to resign as director effective 2/19/08.
I regret if this decision has caused any hardship. I wish you many successes,
Sincerely
/s/ Roger Meek
Certified Public Accountant